SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

               Pursuant to section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 1994

                          GEOTEK COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)

         Delaware                      0-17581                  22-2358635
 (State or other juris-        (Commission File Number)       (IRS Employer
diction of incorporation)                                   Identification  No.)

  20 Craig Road, Montvale, New Jersey                          07645
(Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code 201-930-9305





                        Exhibit Index located on Page 5

Item 7.   Financial Statements, Pro Forma Information and Exhibits

     Items 7(a) and 7(c) of the Registrant's current report on Form 8-K, dated August 2, 1994 are hereby amended as follows:

     (a)   Financial statements of business acquired.

           The  following  financial   statements  of  DBF Bundelfunk GmbH & Co.
           Betriebs-KG ("DBF") are amended by this report.

     As of and for the year ended December 31, 1993

           Report of Independent Auditors

     (c)   Exhibits

           23.1  Consent of Dusseldorfer Treuhand-Gesellschaft Altenburg & Tewes
                 AG

                          Independent Auditors' Report

To the Stockholders
and Board of Directors of
DBF Bundelfunk GmbH & Co. Betriebs-KG


We have audited the balance sheet of DBF Bundelfunk GmbH & Co. Betriebs-KG as of December 31, 1993, and the related statements of income and cash flows. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based upon our audits.

We conducted our audit in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures, principles used and significant estimates made by management, as well as evaluating the overall financial statement and schedule presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DBF Bundelfunk GmbH & Co. Betriebs-KG as of December 31, 1993, and the results of their operations and their cash flow for the period ended December 31, 1993, in conformity with United States generally accepted accounting principles. Further, it is our opinion that the schedules referred to above present fairly the information set further therein.

Dusseldorf, September 5, 1994

DUSSELDORFER TREUHAND-GESELLSCHAFT
ALTENBURG & TEWES AG
WIRTSCHAFTSPRUFUNGSGESELLSCHAFT                        [SEAL]
STEUERBERATUNGSGESELLSCHAFT


 /S/  SPIELBERG                                       /S/ GOBELS
      Spielberg                                           Gobels
Wirtschaftsprufer                                   Wirtschaftsprufer


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       GEOTEK COMMUNICATIONS, INC.
                                       (Registrant)


                                       /s/  YORAM BIBRING
                                       ------------------------------------
                                       Name:    Yoram Bibring
                                       Title:   Executive Vice President,
                                                Chief Operating Officer and
                                                Chief Financial Officer



Date:  May 25, 1995

                                 EXHIBIT INDEX

                                                                   Page No. in
                                                                   Sequentially
Exhibit No.                                                      Numbered System
-----------                                                      ---------------

23.1                  Consent of Dusseldorfer Treauhand-                6
                      Gesellschaft Altenburg & Tewes AG


                                  Page 5 of 6